Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fixed income securities, amortized cost	$ 5,411,880	$ 5,688,505
Equity securities, at cost	133,733	83,801
Short-term, amortized cost	$ 61,947	$ 148,832
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100	100
Common stock, shares issued	100	100
Common stock, shares outstanding	100	100